UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BANK OF AMERICA CORPORATION 2026 Annual Meeting Vote by May 3, 2026 11:59 PM ET C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735 V89561-P47049 You invested in BANK OF AMERICA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 4, 2026. Get informed before you vote View the 2026 Notice of Annual Meeting and Proxy Statement, and the 2025 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2026 10:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/BAC2026 *Please check the meeting materials for information on meeting attendance and how to request special assistance to participate in the meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends For For For For For For For For For For For For For For Against Against 1. Electing Directors Nominees: 1a. Sharon L. Allen 1b. José (Joe) E. Almeida 1c. Arnold W. Donald 1d. Monica C. Lozano 1e. Maria N. Martinez 1f. Brian T. Moynihan 1g. Lionel L. Nowell III 1h. Denise L. Ramos 1i. Clayton S. Rose 1j. Michael D. White 1k. Thomas D. Woods 1l. Maria T. Zuber 2. Approving our executive compensation (an advisory, non-binding “Say on Pay” resolution) 3. Ratifying the appointment of our independent registered public accounting firm for 2026 4. Shareholder proposal requesting independent board chair 5. Shareholder proposal requesting report on board oversight of risks related to animal welfare NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89562-P47049